As filed with the Securities and Exchange Commission on December 29, 2005

Registration No. 2-68290
File No. 811-3070

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	|x|

Pre-Effective Amendment No. ___	| |

Post-Effective Amendment No. 27	|x|

And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	|x|

Amendment No. 29	|x|

Hilliard-Lyons Government Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

Hilliard Lyons Center
Louisville, Kentucky 40202
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (502) 588-8400

Joseph C. Curry, Jr.
Hilliard-Lyons Government Fund, Inc.
P. O. Box 32760
Louisville, Kentucky 40232-2760
(Name and Address of Agent for Service)

Copies of all communications to:

Carol A. Gehl, Esq.
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202-3590

It is proposed that this filing will become effective (check appropriate box)

[   ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on December 29, 2005 pursuant to paragraph (b) of Rule 485
[   ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[   ] on (date) pursuant to paragraph (a)(1) of Rule 485
[   ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
[   ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[   ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

FOR MORE INFORMATION

Existing Shareholders or Prospective Investors

Call your financial consultant or (800) 444-1854
from 8:30 a.m. to 5:00 p.m. eastern standard time,
Monday through Friday.

Hilliard-Lyons Government Fund, Inc.

Hilliard Lyons Center
Louisville, Kentucky 40202

Investment Adviser, Administrator and
Distributor

J. J. B. Hilliard, W. L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40202-2517

Custodian and Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
P.O. Box 1912
Boston, Massachusetts 02105

Legal Counsel

Godfrey & Kahn, S.C.
780 N. Water Street
Milwaukee, Wisconsin 53202

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP
1700 Market Street
Philadelphia, Pennsylvania 19103

HILLIARD-LYONS
GOVERNMENT FUND,
INC.

     Hilliard-Lyons Government Fund, Inc. (the “Fund”) is an open-end, diversified management investment company. Its goal is to provide investors with liquidity and the highest possible level of current income consistent with the preservation of capital. The Fund seeks to achieve its goal by investing exclusively in short-term securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or in repurchase agreements collateralized by such securities, or in a combination of both.

     As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved the Fund’s shares, nor has the SEC determined that this Prospectus is complete or accurate. Any representation to the contrary is a criminal offense.

This Prospectus is dated January 1, 2006.

     You should rely only on the information contained in this Prospectus and the Fund’s Statement of Additional Information (“SAI”). We have not authorized anyone to provide you with information that is different. This Prospectus is not an offer to sell securities in any state or jurisdiction in which an offering may not lawfully be made.

2

RISK/RETURN SUMMARY

     This section highlights key information about the Hilliard-Lyons Government Fund, Inc., which we refer to as the “Fund.” Additional information follows this summary.

     Fund Investment Objectives. The Fund seeks preservation of capital, liquidity and the highest possible level of current income consistent with these objectives.

     Principal Investment Strategies. The Fund seeks to meet its investment objectives by investing in short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or in repurchase agreements, or in a combination of both.

     Principal Investment Risks. The Fund is subject to credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner. The Fund is also subject to interest rate risk, which is the risk that prices of fixed income securities generally decrease when interest rates increase. The Fund is also subject to redemption risk, which is the risk that due to the high demand for redemptions, some of the Fund’s portfolio may be liquidated prior to maturity.

     Not all securities issued by agencies and instrumentalities of the U.S. Government in which the Fund may invest are backed by the full faith and credit of the U.S. Government.

     Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

3

PERFORMANCE INFORMATION

     The following bar chart shows the annual returns of the Fund’s shares for the past ten calendar years. The table following the bar chart shows the average annual total returns of the Fund for the periods shown. The bar chart and table demonstrate how the Fund’s performance has varied and gives some indication of the risk of investing in the Fund. Past performance does not mean that the Fund will achieve similar results in the future.

     During the ten year period shown in the bar chart, the highest quarterly return was 1.54% (for the quarter ended September 30, 2000) and the lowest quarterly return was 0.12% (for the quarter ended March 31, 2004).

1 The Fund’s returns are after deduction of expenses. The total return of the Fund’s shares from January 1, 2005 to September 30, 2005 was 1.58%.

4

AVERAGE ANNUAL TOTAL RETURNS

Average Annual Total Returns for the	Past	Past	Past
Periods Ended December 31, 2004	One Year	Five Years	Ten Years

Hilliard-Lyons Government Fund, Inc.	0.71%	2.48%	4.33%

     The Fund’s 7-day yield on December 31, 2004 was 1.35%. For the Fund’s current yield, call toll-free (800) 444-1854.

FEES AND EXPENSES OF THE FUND

     The costs of operating the Fund are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement, but instead reduce the total return you receive from your investment. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses:
(as a percentage of average net assets)
Management Fee	0.29%
Distribution (Rule 12b-1) Fee	None
Other Expenses	0.50%

Total Operating Expenses	0.79%

     Example. This table is provided to assist an investor in understanding the various costs and expenses that an investor will bear, directly or indirectly, as a shareholder of the Fund and it is intended to help an investor compare the cost of investing in the Fund with the cost of investing in other mutual funds. It should not be considered a representation of past or future expenses, as actual expenses fluctuate and may be greater or less than these shown. The example assumes a 5% annual return each year, the reinvestment of all dividends and distributions and that the Fund’s (estimated) operating expenses remain the same. The Fund’s actual performance will vary and may result in an actual return greater or less than 5%.

     You would pay the following total expenses on a $10,000 investment, assuming 5% annual return and redemption at the end of each time period:

1 Year	3 Years	5 Years	10 Years

$81	$252	$439	$978

5

INVESTMENT OBJECTIVES, POLICIES AND RISKS

     Investment Objectives. The Fund seeks preservation of capital, liquidity and the highest possible level of current income consistent with these objectives. The Fund can change these objectives only with prior shareholder approval. There is no guarantee that the Fund’s objectives will be attained.

     Investment Policies. The Fund has adopted a policy of investing its assets exclusively in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities which, except for securities covered by repurchase agreements, will mature in six months or less, or in repurchase agreements collateralized by such securities or in a combination of both. Securities subject to repurchase agreements may bear maturities in excess of six months, but the term of the repurchase agreement is no longer than six months. The Fund will not enter into a repurchase agreement having a duration of more than seven business days if, as a result, more than 10% of the value of the Fund’s total assets would be so invested.

     The types of U.S. Government securities in which the Fund may invest include a variety of U.S. Treasury obligations, which differ primarily in their interest rates and lengths of maturities, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage-related securities.

     Obligations of certain of these agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others are supported only by the credit of the instrumentality. The Fund normally holds its portfolio securities to maturity. Historically, securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities have involved minimal risk of loss of principal or interest, if held to maturity.

     The Fund may purchase the above-described debt securities outright or invest in securities by means of repurchase agreements with any member bank of the Federal Reserve System and dealers with which the Federal Reserve conducts open market transactions. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires ownership of an obligation (debt security) and the seller agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price. The term of such an agreement is generally quite short, possibly overnight or a few days, although it may extend over a number of months not to exceed six months from its delivery. The resale price is in excess of the purchase price, reflecting an agreed upon rate of interest, which is effective for the period of time the Fund holds the purchased security and is not related to the coupon rate on the purchased security. Repurchase agreements may be considered loans to the sellers collateralized by the underlying securities.

     In pursuing its objectives, the Fund may engage in trading activity in order to take advantage of opportunities to enhance yield, protect principal or improve liquidity. This trading activity, and the relatively short maturity of the obligations purchased by the Fund, may result in high portfolio turnover, but such turnover should not increase the Fund’s expenses since there are normally no brokerage commissions paid in connection with the purchase or sale of the types of securities in which the Fund invests.

     The yield differential between the securities the Fund invests in and other high quality, short-term investments such as certificates of deposit, bankers’ acceptances and high-grade commercial paper is normally quite small. Should this differential widen to in excess of 1 3 / 4%, the Adviser may recommend to the Fund’s Board of Directors that it consider authorizing investments in securities other than those issued or

6

guaranteed by the U.S. Government, its agencies or instrumentalities, or in repurchase agreements collateralized by such securities.

     At all times during its most recent fiscal year ended August 31, 2005, the Fund’s net assets were invested exclusively in securities issued by the U.S. Government, its agencies or instrumentalities, or in repurchase agreements collateralized by such securities, or a combination of both. Under normal circumstances, the Fund exclusively invests its net assets in such securities and repurchase agreements.

     The Fund is managed so that the average maturity of all its investments does not exceed 90 days. The average maturity of the Fund’s investments at any specific point in time is determined by the Adviser based on an assessment of existing and prospective money market conditions. The weighted average maturity of the portfolio on August 31, 2005 was 43 days.

     Investment Risks. An investment in the Fund is not completely risk-free. Under a repurchase agreement, the Fund’s risk is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the opinion of the Adviser, however, such risk is not material because in the event of default, the securities underlying the repurchase agreement serve as collateral for the seller’s repurchase obligation and the market value of such underlying securities will at all times equal or exceed the face amount of the seller’s obligation, including the accrued interest earned thereon. The Fund’s portfolio can depreciate in value if short-term interest rates increase. There is also a risk that demand for redemptions may require that some of the Fund’s portfolio be liquidated prior to maturity at a price less than original cost, face amount or maturity value. If these events occur, they could cause a reduction in the net asset value (“NAV”) of the Fund’s shares and a loss to the Fund’s shareholders.

MANAGEMENT OF THE FUND

     Directors. The business and affairs of the Fund are managed under the direction of its Board of Directors. The SAI contains general background information about each director and officer of the Fund.

     Investment Adviser. The Fund’s investment adviser is J.J.B. Hilliard, W.L. Lyons, Inc. (the “Adviser” or “Hilliard-Lyons”). The Adviser is a wholly-owned subsidiary of PNC Financial Services Group, Inc. (“PNC”). The Adviser has its principal offices at Hilliard Lyons Center, Louisville, Kentucky 40202. PNC, a multi-bank holding company organized under the laws of Pennsylvania and headquartered in Pittsburgh, Pennsylvania, is one of the largest financial service organizations in the United States. PNC’s address is One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707. The Adviser has been retained by the Fund as its investment adviser under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Adviser supervises investment operations of the Fund and the composition of its portfolio and furnishes advice and recommendations with respect to investments and the purchase and sale of securities in accordance with the Fund’s investment objectives, policies and restrictions, subject, however, to the general supervision and control of the Fund’s Board of Directors. The Agreement also requires the Adviser to furnish office facilities to the Fund at its own expense and to pay certain other expenses of the Fund.

     The Adviser is a registered broker-dealer and a member of the New York, American and Chicago Stock Exchanges, the Chicago Board Options Exchange and the National Association of Securities Dealers, Inc. The Adviser maintains an Asset Management Department and is registered with the SEC as an investment

7

adviser, rendering advice to both individual and institutional clients. Together with predecessor firms, Hilliard-Lyons has been in the investment banking business since 1854. Assets under management in the Asset Management Department on November 30, 2005 were over $4,800,000,000.

     For the services the Adviser renders and the facilities it furnishes, the Fund pays the Adviser an annual advisory fee. The annual advisory fee earned for the fiscal year ended August 31, 2005 was 0.29% of the Fund’s average daily net assets for that fiscal year. A discussion regarding the basis for the Board of Directors’ approval of the Agreement is available in the Fund’s Annual Report for the fiscal year ended August 31, 2005.

     Certain affiliated persons of the Fund are also affiliated persons of the Adviser. Mr. Joseph C. Curry, Jr., President of the Fund, is a Senior Vice President of the Adviser. Ms. Dianna P. Wengler, Vice President and Treasurer of the Fund, is a Vice President of the Adviser. Ms. Stephanie J. Ferree, Secretary of the Fund, is an employee of the Adviser.

     Portfolio Holdings. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

     Distributor. The Adviser, Hilliard Lyons Center, Louisville, Kentucky 40202, acts as the principal distributor of the Fund’s shares. PNC Investments LLC and the Adviser have entered into a Broker-Dealer Agreement to sell shares of the Fund.

     Portfolio Management. Ms. Dianna P. Wengler is the portfolio manager of the Fund. Ms. Wengler is Vice President and Treasurer of the Fund, as well as a Vice President of the Adviser. Ms. Wengler has managed the Fund for the past 22 years.

SHAREHOLDER INFORMATION

     Pricing of the Fund’s Shares. The price of the Fund’s shares is based on its NAV. The NAV per share of the Fund for purposes of pricing orders for both the purchase and redemption of Fund shares is determined once daily on each day except Saturdays, Sundays and certain legal holidays as further described in the SAI. NAV is determined as of 12:00 noon Boston time for the purpose of pricing orders received prior to that time. NAV per share is calculated by adding the value of all securities in the portfolio and other assets, subtracting liabilities and dividing by the number of shares outstanding. Expenses, including the fees payable to the Adviser, are accrued daily.

     Portfolio securities are valued using the amortized cost method.

     Since realized and unrealized changes in the value of the Fund’s portfolio securities are ordinarily reflected in dividends rather than NAV per share, such NAV per share will ordinarily be maintained at $1.00.

     Purchasing Shares. The Fund’s shares are offered in all 50 states and the District of Columbia. You may purchase shares of the Fund through the Adviser or PNC Investments. For information on how to purchase shares of the Fund through PNC Investments, please contact a PNC broker. Orders for the Fund’s shares may be placed through the Adviser as follows:

8

     Initial Investment. To open an account, complete and mail to J.J.B.Hilliard, W.L. Lyons, Inc., Hilliard Lyons Center, Louisville, Kentucky 40202, an application together with a check made payable to Hilliard-Lyons. The minimum initial investment is $1000. An account with the Fund can also be opened in person at any office of Hilliard-Lyons. To shorten the time before the purchase becomes effective, payment may be made with immediately available funds on account at Hilliard-Lyons, including the proceeds of a trade that has completely settled on a prior day which therefore are immediately available to Hilliard-Lyons.

     For assistance in opening an account, contact a financial consultant of the Adviser. For convenience in effecting purchases and redemptions of Fund shares, an account will automatically be opened at the Adviser for each investor opening an account with the Fund.

     Subsequent Investments. Subsequent investments may be made by sending a check payable to Hilliard-Lyons, accompanied by a letter indicating the dollar value of the shares to be purchased and identifying the Fund, the account number, and the name or names in which the account is registered to Hilliard-Lyons, P.O. Box 32760, Louisville, Kentucky 40232. You may also deliver a check payable to the Fund to any office of Hilliard-Lyons and thereby add to your account, or may instruct Hilliard-Lyons in writing, by telephone or in person, to purchase Fund shares with immediately available funds on account at Hilliard-Lyons. Shareholders who have brokerage accounts with the Adviser may participate in a “sweep” program whereby the Adviser automatically invests their account dividends and interest income in Fund shares on a daily basis, thus avoiding loss of interest from idle cash. To participate in the “sweep” program, please contact a financial consultant of the Adviser.

     If you do not have an account with Hilliard-Lyons, you may call: (800) 444-1854.

     The Fund is offering its shares without sales charge at a public offering price equal to the NAV next determined after receipt of a purchase order. If your application is accepted, your shares will be bought at the next NAV computed after the Adviser receives your order in proper form and receives Federal funds for the purchase amount.

     Checks delivered to the Adviser for investment in shares of the Fund normally do not become converted into Federal funds available to the Adviser until approximately two business days after the check is deposited. If Hilliard-Lyons is instructed to purchase shares with immediately available funds on account at Hilliard-Lyons, Federal funds will be available to Hilliard-Lyons at the time it receives the instruction. A wire transfer of Federal funds will be available to Hilliard-Lyons at the time the Custodian receives the wire transfer. Each order accepted will be fully invested in whole and fractional shares.

     Each investment is confirmed by a monthly statement which provides the details of any transactions that took place that month. The information furnished includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned.

9

     The shares that you purchase are held in an open account, thereby relieving you of the responsibility of providing for the safekeeping of a negotiable share certificate. You have the same rights of ownership with respect to such shares as if certificates had been issued.

     If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited from or restricted in the manner of placing further orders.

     The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject purchase orders when, in the judgment of the Adviser, such withdrawal or rejection is in the best interest of the Fund and its shareholders. The Fund also reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons.

     Important Information About Procedures for Opening a New Account. The Fund is required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an account, the Fund is required to obtain certain personal information, including your full name, address, date of birth, social security number and other information that will allow the Fund to identify you. The Fund may also ask for other identifying documents or information.

     If you do not provide this information, the Fund may be unable to open an account for you. In the event the Fund is unable to verify your identity from the information provided, the Fund may, without prior notice to you, close your account within five business days and redeem your shares at the NAV next determined after the account is closed. Any delay in processing your order may affect the purchase price or the dividends you receive for your shares. The Fund and the Adviser are not liable for fluctuations in value experienced as a result of such delays in processing. If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report or may take other action.

     Redemption of Shares. Shareholders may redeem shares of the Fund at their NAV. You may elect to use either the telephone or mail redemption procedures or, if checks have been issued in respect of your account, redemption by check. If you desire to utilize check redemption procedures this should be indicated on your Fund application. The redemption price will be the NAV per share of the Fund next determined after receipt by the Adviser of a redemption request in proper form or, with respect to redemption by telephone, at the NAV per share next determined after receipt of a redemption request by the Adviser.

     Redemption by Telephone. You may withdraw any amount in excess of $100 from your account by calling the Adviser at (800) 444-1854. If your redemption request is received at any office of the Adviser before 12:00 noon Boston time on any business day, the redemption order will be forwarded to the Custodian and the redemption will be effective as of 12:00 noon Boston time on that day. If your redemption request is

10

received at any office of the Adviser after 12:00 noon Boston time, the redemption will be effective on the following business day.

     Redemption by Mail. To redeem shares by mail, you must submit a written redemption request to Hilliard-Lyons, P.O. Box 32760, Louisville, Kentucky 40232, in proper form, specifying the number of shares to be redeemed and signed by you in the same way as the account is registered, with signature(s) guaranteed by a member firm of the New York Stock Exchange or by a commercial bank or trust company (not a savings bank) which is a member of the Federal Deposit Insurance Corporation.

     Redemption by Check. Upon request the Fund will provide you with forms of checks drawn on the State Street Bank and Trust Company (the “Bank”). The Bank will establish a checking account for you. These checks may be made payable to any person in any amount of not more than $5,000,000. When such a check is presented to the Bank for payment, the Bank, as your agent, will request the Fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. You will continue earning daily income dividends until the check is cleared and such shares are redeemed.

     Redemption by Systematic Withdrawal Plan. A systematic withdrawal plan (the “Withdrawal Plan”) is available for shareholders of the Fund. The Withdrawal Plan allows for monthly or quarterly payments to the participating shareholders in amounts not less than $100. Please indicate on your Fund application if you wish to participate in the Withdrawal Plan.

     Redemption by the Fund. The Fund reserves the right to redeem shares of your account if you do not maintain a total investment value of more than $75. The Fund may redeem these shares without your permission and will send you the proceeds if these shares are redeemed.

     Redemption is not available for shares purchased by personal or corporate checks which have been on the books of the Fund for less than five business days.

     If you have any questions concerning the procedures for redeeming shares you should call the Adviser or contact your financial consultant prior to submitting a redemption request.

     Frequent Purchases and Redemptions. The Fund seeks to maintain a stable NAV of $1.00 per share and daily liquidity. Since the Fund is often used by shareholders for short-term investments and immediate cash needs, it is designed to accommodate frequent purchases and redemptions. The Fund does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the Fund or its shareholders. Therefore, the Fund’s Board of Directors has not adopted policies or procedures regarding frequent trading of Fund shares. The Fund reserves the right, in its sole discretion, to withdraw all or any part of the offering made by the Fund’s prospectus or to reject purchase orders when in the judgment of management, such withdrawal or rejection is in the best interests of the Fund and its shareholders.

11

     Dividends and Distributions. The net income of the Fund is determined as of 12:00 noon Boston time on each day on which the NAV is determined and is declared as a dividend payable to holders of record immediately prior to the time of determination of NAV on such day. Dividends declared since the preceding dividend payment date are distributed monthly. Monthly dividend distributions may be reinvested in additional shares or paid in cash, as the shareholder requests, and are payable to shareholders as of the fifteenth day of each month if the fifteenth is a day on which the NAV is determined, or, if not, as of the preceding day on which the NAV is determined. A monthly statement summarizing account activity will be mailed to each shareholder who has elected to receive dividends in additional shares of the Fund. Shareholders who have not elected to invest their dividends in shares of the Fund will receive a check with an attached stub providing information on that dividend. Shares begin earning income at 12:00 noon Boston time on the date the purchase becomes effective. Income earned on weekends, holidays and other days which are not business days, will be declared as a dividend on the next business day.

     Tax Consequences. The Fund receives income generally in the form of interest on investments, so distributions from the Fund will generally be derived from interest. For federal income tax purposes, distributions from interest, as well as distributions from other investment company taxable income (which includes dividends, interest and net short-term capital gains) that the Fund may from time to time make, are generally taxable to a shareholder as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible for the reduced rate of tax on long-term capital gains. It is not anticipated that any distributions by the Fund will be eligible for the reduced tax rates applicable to qualified dividend income. The Fund may also make occasional distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses). Distributions of net capital gains are generally taxable to a shareholder as long-term capital gains regardless of how long you have held your shares in the Fund. Currently, the maximum rate applicable to long-term capital gains, and thus, also to qualified dividend income, is set at 15%.

     Distributions from the Fund are generally taxable to a shareholder regardless of whether the distribution is paid directly to you or reinvested in additional shares of the Fund. When a distribution is made, a Fund’s NAV decreases by the amount of the distribution. If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.

     It is anticipated that the Fund will maintain a constant price of $1.00 per share. However, any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than 12 months and otherwise will be treated as a short-term capital gain or loss.

     If you do not furnish the Fund with your correct Social Security Number or Taxpayer Identification Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 28% for U.S. residents.

     The Fund will inform you of the source and tax status of all distributions promptly after the close of each calendar year.

     This section is not intended to be a full discussion of federal tax laws and the effect of such laws on shareholders. There may be other federal, state or local tax considerations applicable to a shareholder. You are urged to consult your own tax adviser.

12

FINANCIAL HIGHLIGHTS

     The following table includes selected data for a share of capital stock outstanding throughout each year and other performance information derived from the financial statements. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The 2005, 2004, 2003 and 2002 information has been audited by Deloitte & Touche LLP. The 2001 information was audited by another independent registered public accounting firm, whose report expressed an unqualified opinion. It should be read in conjunction with the financial statements and notes thereto.

	For the year ended August 31,

	2005		2004		2003		2002	2001

Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.02	(a)	—	(a)*	0.01	(a)	0.05	0.05

Total from investment operations	0.02		—	*	0.01		0.05	0.05

Less distributions:
From net investment income	(0.02)		—	*	(0.01)		(0.05)	(0.05)

Total distributions	(0.02)		—	*	(0.01)		(0.05)	(0.05)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total investment return	1.70%		0.53%		0.63%		1.44%	5.14%

SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$1,378,492		$1,427,543		$1,607,234		$1,667,245	$1,930,645

RATIOS TO AVERAGE NET ASSETS

Operating expenses	0.79	%(b)	0.58	%(c)	0.69	%(d)	0.65%	0.44%
Net investment income	1.69	%(b)	0.53	%(c)	0.65	%(d)	1.53%	4.92%

(a)	Net of voluntary investment advisory fee waiver by the Adviser.

(b)
Net of voluntary investment advisory fee waiver by the Adviser. If the Fund had paid the full investment advisory fee, the ratios of expenses and net investment income to average net assets would have been unchanged at 0.79% and 1.69%, respectively, for the year ended August 31, 2005.

(c)
Net of voluntary investment advisory fee waiver by the Adviser. If the Fund had paid the full investment advisory fee, the ratios of expenses and net investment income to average net assets would have been 0.78% and 0.33%, respectively, for the year ended August 31, 2004.

(d)
Net of voluntary investment advisory fee waiver by the Adviser. If the Fund had paid the full investment advisory fee, the ratios of expenses and net investment income to average net assets would have been 0.77% and 0.57%, respectively, for the year ended August 31, 2003.

*	Amount less than $.01

13

HILLIARD-LYONS GOVERNMENT FUND, INC.
PRIVACY POLICY

     We are committed to maintaining your trust and confidence. That is why we want you to understand how we protect your privacy when we collect and use information.

     We obtain non-public personal information about you from:

  Information we receive from you on applications or other forms such as your name, address and income; and

  Information about your transactions with us or others such as your broker.

     We do not disclose any non-public personal information about you or our former customers to anyone, except with consent or otherwise permitted by law.

     We restrict access to non-public personal information about you to those employees who need to know that information to provide services to you. We maintain physical, electronic, and procedural safeguards designed to protect your non-public information we collect.

This Page is Not Part of the Prospectus

[THIS PAGE INTENTIONALLY LEFT BLANK]

Hilliard-Lyons Government Fund, Inc.

Prospectus

January 1, 2006

The SAI, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semi-annual reports, which explain the market conditions and the investment strategies significantly affecting the Fund’s performance for its last fiscal year.

You may obtain information about the Fund, make general inquiries or receive a free copy of the Fund’s shareholder reports or its SAI by calling (800) 444-1854 from 8:30 a.m. to 5:00 p.m., eastern standard time, Monday through Friday. You may also obtain these materials free of charge on the Fund’s website at http://www.hilliard.com.

Information about the Fund, including its reports and SAI, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. This information is also available online at the SEC’s website (http://www.sec.gov). For more information, please call the SEC at (202) 942-8090. You can also request these materials by writing the Public Reference Section of the SEC, Washington, DC 20549-0102, or by electronic request at the following email address: publicinfo@sec.gov and paying a duplication fee.

Hilliard-Lyons Government Fund, Inc.

Investment Company Act File # 811-3070

STATEMENT OF ADDITIONAL INFORMATION
Dated January 1, 2006

HILLIARD-LYONS GOVERNMENT FUND, INC.

Hilliard Lyons Center
Louisville, Kentucky 40202
(502) 588-8400

     Hilliard-Lyons Government Fund, Inc. (the “Fund”) is an open-end, diversified management investment company. Its goal is to provide investors with liquidity and the highest possible level of current income consistent with the preservation of capital. The Fund seeks to achieve its goals by investing exclusively in short-term securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or in repurchase agreements collateralized by such securities, or in a combination of both.

     This Statement of Additional Information (“SAI”) is not a prospectus. It contains information in addition to that set forth in the prospectus for the Fund dated January 1, 2006 and is to be read in conjunction with the prospectus. A copy of the prospectus may be obtained at no cost from the Fund by calling toll free 1-800-444-1854 or from the Fund’s website at http://www.hilliard.com.

     An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

FUND HISTORY

     The Fund was incorporated under the laws of Maryland on June 5, 1980, and has an authorized capital consisting of 2,500,000,000 shares of common stock, $.01 par value per share. All shares have equal non-cumulative voting rights and equal rights with respect to dividends, distributions, redemptions and liquidation. The shares are fully paid and non-assessable when issued and have no preemptive, conversion or exchange rights.

INVESTMENT OBJECTIVES AND POLICIES

     The following information supplements the discussion under “Investment Objectives, Policies and Risks” in the Fund’s prospectus.

Investment Objectives

     Some of the government agencies and instrumentalities which issue or guarantee securities in which the Fund may invest include the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Federal Farm Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, U.S. Maritime Administration, Student Loan Marketing Association, The Tennessee Valley Authority and the International Bank for Reconstruction and Development.

Investment Restrictions

     The Fund may not purchase a security if, as a result:

(a)
more than 5% of the value of the Fund’s total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, and repurchase agreements collateralized by such securities;

(b)
10% or more of the outstanding securities of any class of any issuer would be held by the Fund (for this purpose, all indebtedness of an issuer is deemed to be of a single class), except securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, and repurchase agreements collateralized by such securities;

(c)
25% or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or to repurchase agreements collateralized by such securities, or to certificates of deposit or domestic bankers’ acceptances; or

(d)
more than 5% of the value of the Fund’s total assets would be invested in the securities (taken at cost) of issuers which, at the time of purchase, had been in operation less than three years, including predecessors and unconditional guarantors, except investments in obligations issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, and repurchase agreements collateralized by such securities.

The Fund may not:

(1)	purchase any common stock or other equity securities, or securities convertible into equity securities;

(2)	purchase securities with legal or contractual restrictions on resale (except repurchase agreements) or securities which are otherwise not readily marketable;

(3)	purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein);

(4)	purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

(5)	purchase or sell commodities or commodity contracts;

(6)	purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs;

(7)	purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;

(8)	make loans, although it may purchase money market securities and enter into repurchase agreements;

(9)
borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market;

(10)
mortgage, pledge, hypothecate, or in any other manner transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrowings mentioned in (9) above, and then such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund’s assets, taken at cost; provided, however, that as a matter of operating policy, the Fund will limit any such mortgaging, pledging or hypothecating to 10% of its net assets, taken at market;

(11)	underwrite securities issued by other persons;

(12)
purchase or retain the securities of any issuer if, to the knowledge of the Fund’s management, those officers and directors of the Fund, and of its investment adviser, each of whom owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;

(13)	invest in companies for the purpose of exercising management or control; or

(14)	invest in puts, calls, straddles, spreads or any combination thereof.

The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Accordingly, the Fund will not purchase securities while borrowings are outstanding.

     These investment restrictions, except that described as an operating policy in (10), are fundamental policies and may be changed only by a vote of the holders of a majority of the Fund’s outstanding voting securities. A “majority of the outstanding voting securities” of the Fund means the lesser of (1) 67% of the shares of common stock of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Operating policies are subject to change by the Board of Directors without shareholder approval. However, the operating policy of investing exclusively in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities, which securities (except those covered by repurchase agreements) will mature in six months or less, may be changed by the Board of Directors only if 30 days’ written notice is forwarded to shareholders. Likewise, such notice must be given if the Fund is to change its policy of investing not more than 10% of its total assets in repurchase agreements maturing in more than seven business days.

Change in Investment Policies

     Should the yield differential between the securities in which the Fund invests and other high quality, short-term investments widen to in excess of 1 3/4%, J.J.B. Hilliard, W.L. Lyons, Inc. (the “Adviser” or “Hilliard-Lyons”) may recommend to the Fund’s Board of Directors that it consider authorizing investments in securities other than those issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in repurchase agreements collateralized by such securities. The Board of Directors may, at its discretion, but only after 30 days’ written notice to shareholders, authorize this change in investment policy, provided such investments are not prohibited by the Fund’s investment restrictions or by applicable law. If such policy is changed (after 30 days’ written notice to shareholders) the Fund will only invest in the following:

(i)
short-term (maturing in one year or less) debt obligations which are payable in dollars, issued or guaranteed by the Federal government, Federal governmental agencies or instrumentalities, or certain banks, savings and loan associations, and corporations;

(ii)	certificates of deposit issued by domestic banks (but not foreign branches thereof) and savings and loan associations which have total assets in excess of $1 billion;

(iii)	bankers’ acceptances or letters of credit guaranteed by U.S. commercial banks having total assets in excess of $1 billion;

(iv)
commercial paper which is rated A-2 or higher by Standard & Poor’s Corporation (“Standard & Poor’s”) or rated P-2 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or, if not rated, will be issued by a corporation having an existing debt security rated AA or higher by Standard & Poor’s or Aa or higher by Moody’s;

(v)
other debt instruments (including bonds) issued by domestic corporations which either mature within one year or have been called for redemption by the issuer, with such redemption to be effective within one year, and which are rated AA or higher by Standard & Poor’s or Aa or higher by Moody’s;

(vi)
obligations issued by other entities, if the obligation is accompanied by a guarantee of principal and interest of a bank or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund; and

(vii)
repurchase agreements collateralized by any of the foregoing types of securities. Although securities underlying the repurchase agreements may have maturities longer than one year, no repurchase agreements will be entered into with a duration of more than seven business days, if as a result more than 10% of the Fund’s total assets would be so invested. The Fund has no present plans to change its policy with regard to the types or maturities of the securities in which it invests, and the Fund’s prospectus will be supplemented to give further information should the Fund’s Board of Directors authorize such a change.

Portfolio Holdings

     The Board of Directors has adopted policies and procedures designed to protect the confidentiality of the Fund’s portfolio holdings and to prevent the selective disclosure of non-public information about such holdings. These policies and procedures apply to the Fund’s officers and directors and to its investment adviser and principal underwriter and its officers, directors, employees and agents.

     Pursuant to these policies and procedures, information about the Fund’s portfolio holdings may be disclosed to unaffiliated third parties under the following circumstances:

The Fund will publicly disclose its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.

The Fund may disclose portfolio information in response to requests from regulators or valid subpoenas.

The Fund may disclose any and all portfolio information to any of its service providers if:

1)	the service provider generally needs access to portfolio information to perform its contractual duties and responsibilities and

2)
the service provider is subject to duties of confidentiality, including a duty not to trade on non-public information. “Duties of confidentiality” include provisions of confidentiality included in written agreements, implied by the nature of the relationship (such as attorney-client privilege), or required by fiduciary or regulatory principles (such as custody services provided by financial institutions).

These service providers include: the Fund’s custodian, its independent registered public accounting firm, legal counsel to the Fund, any financial printer providing services to the Fund, independent legal counsel to the Fund’s Independent Directors, and any other service provider that the Fund’s Treasurer determines meets the criteria set forth above.

     The Fund’s Treasurer must approve any exception to these policies and procedures. Any such exception must be based on a legitimate business purpose of the Fund and must be in the best interest of the Fund and its shareholders. Any party to such an exception must execute a confidentiality agreement. No compensation or other consideration may be received by the Fund or its investment adviser in connection with such exception.

     The Treasurer will report, at least annually, to the Board on matters related to these policies and procedures.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

     As of December 1, 2005, no persons were the record owners (or to the knowledge of the Fund, beneficial owners) of 5% or more of the shares of the Fund.

DIRECTORS AND OFFICERS

     The Board of Directors is responsible for the management of the business and affairs of the Fund. As used in these tables, Fund Complex means the Fund and Senbanc Fund. The Board consists of five directors, all of whom are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940 (the “Independent Directors”). Directors and officers of the Fund, together with information as to their principal occupations during the past five years and affiliations, if any, with the Adviser, are set forth in the following tables.

Independent Directors

Number
of Portfolios
in Fund
				Complex	Other
	Position(s)	Term of Office		overseen	Directorships
	Held With	and Length of	Principal Occupation(s)	by	Held by
Name, Address and Age	the Fund	Time Served	During Past 5 Years	Director	Director

J. Robert Shine (1)	Director	Indefinite: Since	Chairman and Certified	1	None
222 East Market Street		October 17, 1989	Public Accountant,
New Albany, Indiana 47150			Monroe Shine & Co., Inc.
Age: 82
Samuel G. Miller (1)(2)	Director	Indefinite: Since	Retired	1	None
402 Wynfield Close Court		March 26, 1987
Louisville, Kentucky 40206
Age: 80
Lindy B. Street (1)	Director	Indefinite:	Retired, former Senior Vice	1	None
406 Wynfield Close Court	and	Director Since	President of Marketing &
Louisville, Kentucky 40206	Independent	November 2,	Public Affairs of Columbia/
Age: 59	Chairperson	1999;	HCA Healthcare Corporation
Independent
Chairperson
Since
December 2, 2005
William A. Blodgett,	Director	Indefinite:	Senior Vice President and	1	None
Jr. (1)(2)		Since	Deputy General Counsel of
850 Dixie Highway		December 2,	Brown-Forman Corporation,
Louisville, KY 40210		2005	a producer and marketer of
Age: 59			fine wines, spirits and luggage
Gregory A. Wells (1)(2)	Director	Indefinite:	Executive Vice President	1	None
10172 Linn Station Road		Since	and Chief Financial
Louisville, KY 40223		December 2,	Officer of NTS Development
Age: 47		2005	Company, a real estate
development company

(1)	Member of Audit Committee.
(2)	Member of Nominating Committee.

Officers

Number
of Portfolios
in Fund
				Complex	Other
	Position(s)	Term of Office		overseen	Directorships
	Held With	and Length of	Principal Occupation(s)	by	Held by
Name, Address and Age	the Fund	Time Served	During Past 5 Years	Director	Director

Joseph C. Curry, Jr.	President	Annually:	Senior Vice President,	N/A	N/A
Hilliard Lyons Center		Since	J. J. B. Hilliard,
Louisville, Kentucky 40202		December 18,	W. L. Lyons, Inc.;
Age: 61		1986	Vice President and
Treasurer, DNP Select
Income Fund Inc. and
Vice President and Assistant
Treasurer Senbanc Fund
Dianna P. Wengler	Vice	Annually:	Vice President, J. J. B.	N/A	N/A
Hilliard Lyons Center	President,	Since	Hilliard, W. L. Lyons, Inc.;
Louisville, Kentucky 40202	Treasurer	June 23,	Assistant Secretary and
Age: 45		1988	Assistant Vice President,
DNP Select Income
Fund Inc.
Edward J. Veilleux	Vice	Annually:	President, EJV Financial	N/A	N/A
5 Brook Farm Court	President,	Since	Services, LLC
Hunt Valley, MD 21030	Chief	July 23,
Age: 62	Compliance	2004
Officer
Stephanie J. Ferree	Secretary	Annually:	Mutual Fund	N/A	N/A
Hilliard Lyons Center		Since	Administration;
Louisville, Kentucky 40202		December 11,	J. J. B. Hilliard,
Age: 27		2003	W. L. Lyons, Inc.

     The following table describes the dollar range of Fund shares beneficially owned by each Director of the Fund as of December 31, 2004.

DOLLAR RANGE
OF EQUITY
NAME OF DIRECTOR	SECURITIES IN
Independent Directors	THE FUND

Samuel G. Miller	$10,001–$50,000
J. Robert Shine	$10,001–$50,000
Lindy B. Street	$10,001–$50,000
William A. Blodgett, Jr. (1)	$10,001–$50,000
Gregory A. Wells (1)	None

(1)      Mr. Blodgett and Mr. Wells were elected to the Board of Directors on December 2, 2005.

     No compensation is paid by the Fund to officers of the Fund and directors who are affiliated with the Adviser. Mr. Veilleux receives compensation from the Adviser for his services as Chief Compliance Officer of the Fund. The

Fund pays each Independent Director an annual retainer of $10,000, a fee of $2,000 for each meeting of the Board of Directors or of the Audit Committee attended and all expenses the directors incur in attending meetings. The Audit Committee Chairman receives an additional annual retainer of $3,000. For the year ended August 31, 2005, the Independent Directors received, in the aggregate, $75,000 from the Fund, excluding reimbursed expenses.

     As of December 1, 2005, the Fund’s officers and directors together owned less than 1% of its outstanding shares.

     The following table sets forth the aggregate compensation paid by the Fund to the Directors of the Fund for the fiscal year ended August 31, 2005.

		PENSION OR
		RETIREMENT		TOTAL
		BENEFITS	ESTIMATED	COMPENSATION
		ACCRUED AS	ANNUAL	FROM FUND
	AGGREGATE	PART OF	BENEFITS	AND FUND
NAME OF PERSON	COMPENSATION	FUND	UPON	COMPLEX PAID
Independent Directors	FROM FUND	EXPENSES	RETIREMENT	TO DIRECTORS

Samuel G. Miller	$24,000	0	0	$24,000
J. Robert Shine	$27,000	0	0	$27,000
Lindy B. Street	$24,000	0	0	$24,000
William A. Blodgett, Jr. (1)	$0	0	0	$0
Gregory A. Wells (1)	$0	0	0	$0

(1)	Mr. Blodgett and Mr. Wells were elected to the Board on December 2, 2005 and accordingly did not receive any compensation with respect to fiscal year 2005.

     There are two standing committees of the Board, the Audit Committee and the Nominating Committee. During the fiscal year ended August 31, 2005, the members of the Audit Committee were Mr. Shine (chair), Mr. Miller and Ms. Street. On December 2, 2005, Mr. Blodgett and Mr. Wells were elected to the Audit Committee. The Board has adopted a written charter for the Audit Committee pursuant to which the Audit Committee: retains the independent auditors to audit the financial statements of the Fund; meets with the independent auditors periodically to review the results of the audit and reports its results to the Board; evaluates the independence of the auditors; and preapproves, or establishes preapproval policies and procedures concerning all audit and non-audit services provided to the Fund. During the fiscal year ended August 31, 2005, the Audit Committee met three times. Each member of the Audit Committee attended all three meetings.

     On December 2, 2005, a Nominating Committee was formed and members appointed were Mr. Miller, Mr. Blodgett and Mr. Wells. The Board has adopted a written charter for the Nominating Committee pursuant to which the Nominating Committee: selects nominees for election as directors; recommends individuals to be appointed by the Board as Fund officers; and makes recommendations regarding other Fund governance and Board administration matters. The Nominating Committee may consider nominees recommended by shareholders. Shareholders who wish to recommend a nominee may do so by submitting the appropriate information about the candidate to the Fund’s secretary.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

     Hilliard-Lyons has been retained by the Fund as its investment adviser under an Investment Advisory Agreement (the “Agreement”) dated December 1, 1998.

     The Agreement was first approved by the Board of Directors, including a majority of the Independent Directors, on September 17, 1998 and by the shareholders of the Fund on November 23, 1998. The Agreement was most recently reapproved for one year on June 22, 2005 by the Board of Directors, including a majority of the Independent Directors. The Agreement will continue in effect from year to year, provided that such continuance is approved at least annually (a) by a majority of the Independent Directors and (b) by either the Fund’s Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940).

     The Agreement may be terminated by the Adviser at any time without penalty upon giving the Fund 60 days’ written notice and may be terminated by the Fund at any time without penalty upon giving the Adviser 60 days’ written notice, provided that such termination by the Fund is directed or approved by the vote of a majority of the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940). The Agreement will automatically terminate in the event of its assignment.

     The Agreement requires the Adviser at its own expense to furnish office space to the Fund and all necessary office facilities, equipment, and personnel for managing the assets of the Fund. The Adviser pays all other expenses incurred by it in connection with managing the assets of the Fund, including, but not limited to, the cost and expense of research, analysis and supervision of the investment portfolio. The Adviser pays the expense of determining the daily price of shares of the Fund and the related bookkeeping expenses (other than for such services that are provided by the Fund’s Custodian) and one-half of the fees of any trade association of which the Fund may be a member.

     Under the Agreement, the Fund pays all charges of depositories, custodians, and other agencies for the safekeeping and servicing of its cash, securities, and other property, and of its transfer, shareholder record-keeping, dividend disbursing, and redemption agents. The Fund pays all charges of legal counsel and of independent registered public accounting firm, other than those described in the preceding paragraph. The Fund is responsible for all interest expense. The expense of notices, proxy solicitation material, reports to its shareholders and of all prospectuses furnished from time to time to existing shareholders or used for regulatory purposes are the Fund’s responsibility. The Fund pays for any bond and insurance coverage required by law, all brokers’ commissions and other normal charges incident to the purchase and sale of portfolio securities. The Fund pays all taxes and corporate fees payable to Federal, state, or other governmental agencies and all stamp or other transfer taxes. The Fund bears all expenses of complying with Federal, state, and other laws regulating the issue or sale of shares except for those expenses that were attributable to initial Federal and state securities law compliance and those deemed to be sales or promotional expenses. The Fund also bears one-half of the fees of any trade association of which the Fund may be a member and all of the Fund’s extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings and claims and expenses incurred in connection with the legal obligation of the Fund to indemnify its directors, employees, shareholders and agents with respect to any claims or litigation. In general, the Fund bears all expenses incidental to its operations not assumed by Hilliard-Lyons, with the exception of sales and promotional expenses which are borne by the Adviser.

     For the services the Adviser renders and facilities it furnishes pursuant to the Agreement, the Fund has agreed to pay the Adviser an annual advisory fee of 1/2 of 1% of the first $200 million of average daily net assets, 3/8 of

1% of the next $100 million of average daily net assets, and 1/4 of 1% of average daily net assets in excess of $300 million. The fee accrues daily and is paid monthly. For the fiscal years ended August 31, 2005, 2004 and 2003, the Adviser earned advisory fees, based on the formula described above, totaling $4,173,526, $4,488,592, and $4,737,893, respectively. The Adviser voluntarily agreed to waive a portion of its advisory fee beginning April 1, 2003. The Adviser may discontinue or modify any such voluntary waiver at its discretion and such waiver ceased on September 7, 2004. The Adviser waived $3,097 of its advisory fee for the fiscal year ended August 31, 2005. The total advisory fee paid for fiscal year ended August 31, 2005 was $4,170,539.

     The Adviser has agreed to reimburse the Fund if total operating expenses of the Fund, excluding taxes, interest and extraordinary expenses, exceed on an annual basis 1 1/2% of the first $30 million of average daily net assets and 1% of average daily net assets over $30 million. The Adviser reimburses the Fund for such excess expenses monthly as an offset against any amounts receivable from the Fund. All such reimbursements and offsets are subject to adjustments as of the end of each fiscal year. There were no reimbursements necessary in the fiscal years ended August 31, 2005, 2004 or 2003.

     The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, the Adviser is not liable for any act or omission in the course of or in connection with its rendering of services thereunder. The Adviser has reserved the right to grant its name to other mutual funds and if the Agreement is terminated to withdraw its consent to the continuing use of its name by the Fund.

     Mr. Joseph C. Curry, Jr., President of the Fund, is a Senior Vice President of the Adviser. Ms. Dianna P. Wengler, Vice President and Treasurer of the Fund, is a Vice President of the Adviser. Ms. Stephanie J. Ferree, Secretary of the Fund, is an employee of the Adviser.

     The senior officers and directors of the Adviser are: James R. Allen, Chairman and Chief Executive Officer—Hilliard-Lyons; James M. Rogers, Executive Vice President, Chief Operating Officer and Director—Hilliard-Lyons; William S. Demchak, Director—Hilliard-Lyons and Vice Chairman and Chief Financial Officer—PNC Financial Services Group, Inc.; Joan L. Gulley, Director—Hilliard-Lyons and Chief Executive Officer—PNC Advisors; Joseph C. Guyaux, Director—Hilliard-Lyons and President—PNC Financial Services Group, Inc.; John R. Bugh, Executive Vice President and Director of Financial Services—Hilliard-Lyons; Carmella R. Miller, Executive Vice President, Chief Administrative Officer and Director—Hilliard-Lyons; Paul J. Moretti, Executive Vice President and Chief Financial Officer—Hilliard-Lyons.

     The directors and officers of the Adviser, including the aforementioned officers and directors of the Fund, may be deemed to control the Adviser by reason of their positions with the Adviser.

     The Fund invests exclusively in non-voting securities and therefore is not required to include information regarding proxy voting policies and procedures.

Distributor

     The Fund entered into a Distribution Agreement dated as of April 30, 2000 (the “Distribution Agreement”) with the Adviser (the “Distributor”). The terms of the Distribution Agreement were approved on April 27, 2000, by the Board of Directors of the Fund, including a majority of the Independent Directors. The Agreement was most recently reapproved for one year on June 22, 2005 by the Board of Directors, including a majority of the Independent

Directors. The Agreement will continue in effect from year to year thereafter provided that such continuance is approved annually by a majority of the Fund’s Board of Directors including a majority of the Independent Directors.

     Pursuant to the terms of the Distribution Agreement, the Distributor serves as the principal underwriter and distributor of the Fund’s shares. There is no fee payable by the Fund pursuant to the Distribution Agreement. The Distribution Agreement also provides that the Distributor bears the cost of all sales and promotional expenses, including the expenses of printing all sales literature and prospectuses, other than those utilized for regulatory purposes and those furnished from time to time to existing shareholders of the Fund. The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable upon 60 days written notice by the Fund or the Distributor.

Fund Administration

     The Fund has entered into an Omnibus Account Agreement (the “Omnibus Agreement”) with the Adviser to provide shareholder and administration services to the Fund. The fees received and the services provided by the Adviser under the Omnibus Agreement, are in addition to fees received and services provided by the Adviser under the Advisory Agreement.

     Under the Omnibus Agreement, the Adviser provides certain shareholder and administrative functions for the Fund, including, but not limited to: (i) preparing and mailing monthly statements to shareholders; (ii) forwarding shareholder communications from the Fund; (iii) responding to inquiries from shareholders concerning their investments in the Fund; (iv) maintaining account information relating to shareholders that invest in the Fund; and (v) processing purchase, exchange and redemption requests from shareholders and placing orders and appropriate documentation with the Fund or its service providers. For its services to the Fund under the Omnibus Agreement, the Adviser receives a monthly fee from the Fund at an annual rate of 0.25% of the Fund’s average daily net assets for shareholder services and 0.18% of the Fund’s average daily net assets for administration services. Total fees for shareholder and administrative services for the years ended August 31, 2005, 2004 and 2003 were $6,103,465, $6,645,377 and $7,074,176, respectively.

Custodian and Transfer Agent

     State Street Bank and Trust Company (the “Bank”), 225 Franklin Street, P.O. Box 1912, Boston, Massachusetts 02105, is the Fund’s custodian and transfer agent. As such, it is responsible for maintaining books and records with respect to the Fund’s portfolio transactions and holds the Fund’s portfolio securities and cash pursuant to a Custodian Agreement with the Fund. It also maintains the Fund’s accounting and portfolio transaction records and computes the Fund’s net asset value, net income and dividends daily. The Bank may, for settlement purposes, enter into sub-custodian agreements with other banks.

Independent Registered Public Accounting Firm

     Deloitte & Touche LLP (“D&T”), 1700 Market Street, Philadelphia, Pennsylvania 19103, has been selected as independent registered public accounting firm of the Fund. D&T also prepares the Fund’s Federal income tax returns.

PORTFOLIO TRANSACTIONS

     The Adviser places orders for all purchases and sales of portfolio securities. As a consequence of its investment policies and restrictions, the Fund does not generally purchase securities for which a brokerage commission is paid, but purchases securities from dealers at current market prices, or directly from the issuer. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include a dealer’s mark-up.

     For the fiscal years ended August 31, 2005, 2004 and 2003, the Fund did not pay any brokerage commissions on portfolio transactions.

     Although the Fund does not seek but may nonetheless make profits through short-term trading, the Adviser may, on behalf of the Fund, dispose of any portfolio security prior to its maturity if it believes such disposition advisable. The Fund’s policy of generally investing in securities with maturities of six months or less results in high portfolio turnover.

     Portfolio securities are not purchased from or through or sold to or through the Adviser or any affiliated person (as defined in the Investment Company Act of 1940) of the Adviser when the Adviser is acting as principal. Hilliard-Lyons is a frequent dealer in U.S. Treasury and U.S. agency securities. In addition, the Fund does not purchase securities during the existence of any underwriting or selling group related thereto of which the Adviser is a member. As a result, substantially all of the Fund’s purchases of Federal agency securities are made in the secondary market. Such limitation, in the opinion of the Fund, does not affect the Fund’s ability to pursue its investment objectives. However, under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other funds with similar investment objectives but not subject to such limitation.

     No affiliated person of the Fund, including the Adviser, may serve as a dealer in connection with transactions with the Fund. However, affiliated persons of the Fund may serve as its broker in any transactions conducted on an agency basis.

     The Adviser’s overriding objective in placing orders for the purchase and sale of the Fund’s portfolio securities with a particular bank, dealer or broker is to seek to obtain the best combination of price and execution. The best net price, giving effect to transaction and other costs, is normally an important factor in this decision, but a number of other judgmental considerations also enter into the decision. These considerations include, but are not limited to: (1) trading and operational capability; (2) financial condition and stability; and (3) reliability and integrity. Accordingly, the Fund may not necessarily be paying the lowest spread or commission available. When more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction, the Adviser may select a broker or dealer primarily on the basis of its ability to furnish research, statistical or similar services to the Adviser. Since such information and services will be only supplementary to the Adviser’s own research efforts, the receipt of research information is not expected to significantly reduce the Adviser’s expenses. Research information furnished by brokers or dealers may be useful to the Adviser in serving other clients, as well as the Fund. Conversely, the Fund may benefit from research information obtained by the Adviser from the placement of portfolio transactions of other clients.

CODE OF ETHICS

     Pursuant to Rule 17j-1 of the Investment Company Act of 1940, the Fund has adopted a Code of Ethics (the “Code”) that governs the conduct of directors and officers who may have access to information about the Fund’s securities transactions. The Code recognizes that such persons owe a fiduciary duty to the Fund’s shareholders and must place the interests of shareholders ahead of their own interests. Under the Code, officers and directors may purchase or sell, directly or indirectly, securities held or to be acquired by the Fund.

NET ASSET VALUE

     As stated in the Fund’s prospectus, net asset value (“NAV”) per share as of a given date is calculated by adding the value of all securities in the portfolio and other assets of the Fund, subtracting liabilities and dividing by the number of shares outstanding. Expenses, including the fees payable to the Adviser, are accrued daily.

     Portfolio securities are valued by use of the amortized cost method of valuation. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar company which uses other methods to determine the fair market value of its portfolio securities. The NAV per share of the Fund for purposes of pricing orders for both the purchase and redemption of Fund shares is determined once daily on each day except Saturdays, Sundays and the day of observance of New Years Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day and Christmas Day.

     The relationship between the amortized cost value per share and the NAV per share based upon available indications of market value is monitored. The Board of Directors will decide what, if any, steps should be taken if there is a difference of more than 1/2 of 1% between the two. The Board of Directors will take any steps they consider appropriate to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.

     In connection with its attempt to maintain its NAV per share of $1.00, the Fund has received an order of exemption from the SEC permitting the Fund to round its NAV per share to the nearest one cent. In connection with the order of exemption, the Fund has agreed: (i) that its Board of Directors will undertake to assure, to the extent reasonably practicable, taking into account current market conditions affecting its investment objectives, that the Fund’s price per share, rounded to the nearest one cent, will not deviate from $1.00; (ii) that it will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable price per share and not, in any event, in excess of 90 days; and (iii) that its purchases of portfolio securities will be limited to those United States dollar denominated instruments which its Board of Directors determines present minimal credit risks and which are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by its Board of Directors.

REDEMPTION

     The redemption price will be the NAV per share of the Fund next determined after receipt by the Custodian of a redemption request in proper form or, with respect to redemption by telephone, at the NAV per share next determined after receipt of a redemption request by the Adviser.

     In no event will payment be delayed more than seven days, except payment may be delayed (generally not in excess of 15 days) if the check in payment of all or a portion of the shares being redeemed has not cleared at the time the redemption request is received. The Fund may suspend the right of redemption or delay payment more than seven days during any period when the New York Stock Exchange is closed (other than customary weekend or holiday closings), when trading in the markets customarily utilized by the Fund is restricted or when an emergency exists so that disposal of investments or determination of net asset value is not reasonably practicable, or for such other period as the Securities and Exchange Commission by order may permit for protection of shareholders.

     Although the Fund will attempt to maintain a consistent share price of $1.00, it is possible that the value of the shares upon redemption may be more or less than the shareholder’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption.

     The Board of Directors has authorized redemption of all of the shares in any account which does not maintain a total investment value of more than $1.00.

Redemption by Telephone

     The following information regarding redemption by telephone is for shareholders with Hilliard-Lyons’ accounts. If your account was established through PNC Investments, please contact your PNC broker for information regarding redemption by telephone.

     Depending upon what was specified in the shareholder’s application, the proceeds of a telephone redemption will be wired either to the shareholder’s account at Hilliard-Lyons or to the shareholder’s bank account. Shareholders desiring to utilize the redemption by telephone procedure should so indicate on their Fund application. Further documentation may be required from corporations, fiduciaries and institutional investors. If a shareholder should desire the Fund to wire the proceeds of any telephone redemption request directly to the shareholder’s bank and he has not so indicated on his Fund application, the shareholder will be required to furnish to the Fund, in advance of or concurrently with the request, a new Fund application identifying the bank and indicating the shareholder’s account number. The signature(s) on any such instructions must be guaranteed by a member firm of the New York Stock Exchange or by a commercial bank or trust company (not a savings bank) which is a member of the Federal Deposit Insurance Corporation.

     Notaries public are not acceptable guarantors. Hilliard-Lyons charges a fee for domestic and international wiring of proceeds, which is subject to change. This charge will be deducted from the proceeds to be wired and will be paid to Hilliard-Lyons to cover the administrative expenses of processing the redemption.

     Funds will normally be transmitted on the business day on which the redemption becomes effective and credited to the shareholder’s Hilliard-Lyons account on the same day. If a shareholder so desires, a check representing the proceeds of such redemption will be available to the shareholder at Hilliard-Lyons after such proceeds have been credited to the shareholder’s Hilliard-Lyons account. Alternatively, and normally no later than the next business day, Hilliard-Lyons will mail a check representing such proceeds to the shareholder if so instructed.

     The Fund and the Adviser reserve the right to reject a telephone request and the Fund, at its option, may limit the frequency or amount of such redemptions. The Fund in its discretion may honor telephonic withdrawal requests in amounts less than $100.

Redemption by Mail

     When redeeming shares by mail, notaries public are not acceptable guarantors. A shareholder should also include any documents required by special situations. Shareholders may request that proceeds from the redemption of shares be wired to their brokerage account at Hilliard-Lyons. Normally, payment will be made by check mailed within one business day after receipt of a redemption request in proper form.

Redemption by Check

     When redeeming shares by check, shareholders will be subject to all applicable Bank rules and regulations including the right of the Bank not to honor checks in amounts exceeding the value of the account at the time the check is presented for payment. The Fund and the Bank each reserve the right to modify or terminate this service at any time after giving notice to the shareholders. If a shareholder wishes to use this method of redemption this should be indicated on the shareholder’s Fund application. Checks should not be used to close a shareholder’s account since the amount in the account, including accrued dividends, may not equal the amount of the check.

Redemption by Systematic Withdrawal Plan

     Dividend distributions on shares held under the Withdrawal Plan are reinvested in additional full and fractional shares of the Fund at NAV. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Withdrawal Plan may be terminated by any time. Withdrawal payments should not be considered to be dividends or income. If periodic withdrawals continuously exceed reinvested dividend distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. Shareholders should consult their tax adviser regarding the tax consequences of participating in the Withdrawal Plan.

YIELD INFORMATION

     The Fund’s yield is its current net investment income expressed in annualized terms. Yield is computed by dividing the Fund’s average per share net investment income for a current period (for example, seven calendar days) by the Fund’s average per share NAV for the same period and annualizing the result on a 365-day basis. The Fund’s net investment income changes in response to fluctuations in interest rates and in the expenses of the Fund. Any given yield quotation should not be considered as representative of what the Fund’s yield may be for any specified period in the future. Because the yield will fluctuate, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund’s investment policies, including the types of investments made, lengths of maturities of the portfolios, the method used by each fund to compute the yield (which may differ) and whether there are any special account charges which may reduce the effective yield.

     The following is an example of the yield calculation. The yield shown represents the average annualized net investment income per share for the seven calendar days ended August 31, 2005.

Total dividends per share from net investment income (seven days ended
August 31, 2005)	$.000505
Annualized (365 day basis)	$.026345
Average NAV per share	$1.00
Annualized net yield per share for seven calendar days ended
August 31, 2005	2.63%

TAX CONSEQUENCES

     The Fund intends to qualify annually as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and if so qualified will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis. In order to qualify as a “regulated investment company,” the Fund must, among other things, (a) derive 90% of its income from dividends; interest; payments with respect to securities loans; gain from the disposition of stock, securities, or foreign currencies; other income derived from investing in stock, securities, or currencies; and net income from an interest in a qualified publicly traded partnership; and (b) meet certain diversification requirements. In order to avoid liability for federal income taxes, the Fund must, among other things, distribute 90% of its investment company taxable income and 90% of the portion of its exempt-interest income that exceeds certain disallowed deductions.

     In the event the Fund fails to qualify as a “regulated investment company,” it will be treated as a regular corporation for federal income tax purposes. Accordingly, the Fund would be subject to federal income taxes on the full amount of its taxable income and gains, and any distributions that it makes would not qualify for any dividends paid deduction. This would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund. If the Fund fails to distribute a sufficient amount of its ordinary income and capital gains, it will be subject to a 4% excise on a portion of its undistributed ordinary income and capital gains.

     This section is not intended to be a full discussion of federal tax laws and the effect of such laws on shareholders. There may be other federal, state or local tax considerations applicable to a shareholder. Shareholders are urged to consult their own tax adviser.

ADDITIONAL INFORMATION

     The prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. and is also available online at the SEC’s website (http://www.sec.gov). For more information, please call the SEC at (800)-SEC-0330. You can also request these materials by writing the Public Reference Section of the SEC, Washington, DC 20549-6009, or by electronic request at the following email address: publicinfo@sec.gov and paying a duplication fee.

     Statements contained in the prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

HILLIARD-LYONS GOVERNMENT FUND, INC.
SCHEDULE OF INVESTMENTS
August 31, 2005
		Cash
		Equivalent	Maturity
Principal Amount		Yield	Date	Value

	U.S. GOVERNMENT SPONSORED ENTERPRISES*—100.2%**
$25,165,000	Federal Home Loan Bank Discount Note	3.245%	09/01/05	$25,165,000
31,000,000	Federal Home Loan Bank Discount Note	3.176	09/01/05	31,000,000
33,000,000	Federal Home Loan Bank Discount Note	3.219	09/02/05	32,997,112
29,620,000	Federal Home Loan Bank Discount Note	3.457	09/06/05	29,606,013
20,000,000	Federal Home Loan Bank Discount Note	3.280	09/07/05	19,989,300
41,000,000	Federal Home Loan Bank Discount Note	3.424	09/08/05	40,973,134
15,000,000	Federal Home Loan Bank Discount Note	3.292	09/09/05	14,989,267
10,000,000	Federal Home Loan Bank Discount Note	3.290	09/09/05	9,992,844
35,000,000	Federal Home Loan Bank Discount Note	3.371	09/12/05	34,964,601
35,000,000	Federal Home Loan Bank Discount Note	3.435	09/13/05	34,960,567
35,000,000	Federal Home Loan Bank Discount Note	3.317	09/14/05	34,958,987
28,690,000	Federal Home Loan Bank Discount Note	3.353	09/15/05	28,653,293
40,000,000	Federal Home Loan Bank Discount Note	3.328	09/16/05	39,945,750
25,000,000	Federal Home Loan Bank Discount Note	3.437	09/19/05	24,957,750
25,000,000	Federal Home Loan Bank Discount Note	3.437	09/20/05	24,955,403
30,000,000	Federal Home Loan Bank Discount Note	3.369	09/21/05	29,945,083
19,200,000	Federal Home Loan Bank Discount Note	3.374	09/22/05	19,162,928
27,000,000	Federal Home Loan Bank Discount Note	3.378	09/23/05	26,945,467
30,000,000	Federal Home Loan Bank Discount Note	3.347	09/26/05	29,931,667
20,000,000	Federal Home Loan Bank Discount Note	3.459	09/27/05	19,950,889
25,815,000	Federal Home Loan Bank Discount Note	3.207	09/28/05	25,754,593
40,000,000	Federal Farm Credit Bank Discount Note	3.404	09/29/05	39,896,089
30,000,000	Federal Home Loan Bank Discount Note	3.209	09/30/05	29,924,479
18,000,000	Federal Home Loan Bank Discount Note	3.475	10/03/05	17,945,440
30,000,000	Federal Home Loan Bank Discount Note	3.451	10/05/05	29,904,375
22,000,000	Federal Home Loan Bank Discount Note	3.251	10/07/05	21,930,370
29,000,000	Federal Home Loan Bank Discount Note	3.516	10/11/05	28,888,994
18,000,000	Federal Home Loan Bank Discount Note	3.591	10/12/05	17,927,840
19,336,000	Federal Home Loan Bank Discount Note	3.290	10/14/05	19,262,093
27,579,000	Federal Home Loan Bank Discount Note	3.429	10/17/05	27,460,947
10,025,000	Federal Home Loan Bank Discount Note	3.497	10/18/05	9,980,238
35,959,000	Federal Home Loan Bank Discount Note	3.365	10/19/05	35,801,739
40,000,000	Federal Home Loan Bank Discount Note	3.549	10/21/05	39,807,222
35,000,000	Federal Home Loan Bank Discount Note	3.575	10/26/05	34,813,115
35,000,000	Federal Home Loan Bank Discount Note	3.361	10/28/05	34,818,510
20,000,000	Federal Home Loan Bank Discount Note	3.591	10/31/05	19,883,000
31,000,000	Federal Home Loan Bank Discount Note	3.550	11/02/05	30,814,741
20,000,000	Federal Home Loan Bank Discount Note	3.622	11/04/05	19,874,133

See notes to financial statmements.

HILLIARD-LYONS GOVERNMENT FUND, INC.
SCHEDULE OF INVESTMENTS—continued
August 31, 2005
		Cash
		Equivalent	Maturity
Principal Amount		Yield	Date	Value

$15,000,000	Federal Home Loan Bank Discount Note	3.661%	11/09/05	$14,897,075
15,000,000	Federal Home Loan Bank Discount Note	3.667	11/09/05	14,896,931
18,000,000	Federal Home Loan Bank Discount Note	3.680	11/14/05	17,866,985
22,641,000	Federal Home Loan Bank Discount Note	3.430	11/16/05	22,481,595
20,000,000	Federal Home Loan Bank Discount Note	3.694	11/18/05	19,843,567
20,000,000	Federal Farm Credit Bank Discount Note	3.673	11/21/05	19,838,450
25,000,000	Federal Home Loan Bank Discount Note	3.720	11/23/05	24,790,483
30,000,000	Federal Home Loan Bank Discount Note	3.771	11/25/05	29,738,979
35,000,000	Federal Home Loan Bank Discount Note	3.685	11/29/05	34,688,500
20,000,000	Federal Home Loan Bank Discount Note	3.648	11/30/05	19,830,250
20,000,000	Federal Home Loan Bank Discount Note	3.493	11/30/05	19,822,250
13,693,000	Federal Home Loan Bank Discount Note	3.617	12/01/05	13,571,163
30,000,000	Federal Home Loan Bank Discount Note	3.529	12/02/05	29,737,033
22,000,000	Federal Home Loan Bank Discount Note	3.748	12/05/05	21,787,517
25,000,000	Federal Home Loan Bank Discount Note	3.737	12/06/05	24,756,667
14,000,000	Federal Home Loan Bank Discount Note	3.668	12/29/05	13,835,251

	TOTAL U. S. GOVERNMENT SPONSORED ENTERPRISES
	(at amortized cost—$1,381,115,669)			1,381,115,669

	TOTAL INVESTMENTS 100.2%
	(at amortized cost—$1,381,115,669***)			1,381,115,669
	OTHER ASSET LESS LIABILITIES (0.2%)			(2,624,153)

	NET ASSETS 100%			$1,378,491,516

*	Obligations of U.S. Government sponsored enterprises are not issued nor guaranteed by the United States Treasury.
**	The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.
***	Also represents cost for federal income tax purposes.

See notes to financial statmements.

HILLIARD-LYONS GOVERNMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2005

ASSETS
Investments, (at amortized cost which approximates market value (identified and tax
cost—$1,381,115,669))	$1,381,115,669

Cash	608

Prepaid expenses	9,862

TOTAL ASSETS	1,381,126,139

LIABILITIES
Dividends payable	1,621,836

Due to affiliates—Note B

Investment advisory fee	346,792

Shareholder servicing fee	299,776

Administrative fee	215,418

Accrued directors’ fees	13,474

Accrued expenses	137,327

TOTAL LIABILITIES	2,634,623

NET ASSETS	$1,378,491,516

Shares of beneficial interest outstanding	1,378,491,516

Net asset value, offering and redemption price per share
(net assets ÷ shares of beneficial interest outstanding)	$1.00

See notes to financial statmements.

HILLIARD-LYONS GOVERNMENT FUND, INC.

STATEMENT OF OPERATIONS

For the year ended August 31, 2005

INVESTMENT INCOME

Interest	$35,160,694

EXPENSES

Investment advisory fee—Note B	4,173,526

Shareholder servicing fee—Note B	3,548,526

Administrative fee—Note B	2,554,939

Printing and other expenses	285,834

Insurance expense	193,915

Custodian fees and expenses	179,425

Legal and audit fees	93,525

Directors’ fees	86,330

Transfer agent fees and expenses	41,900

Registration fees	30,800

Total expenses	11,188,720
Less waiver of investment advisory fee—Note B	(3,097)

Total net expenses	11,185,623

Net investment income	23,975,071

Net increase in net assets resulting from operations	$23,975,071

See notes to financial statmements.

HILLIARD-LYONS GOVERNMENT FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the year ended August 31,

	2005	2004

FROM OPERATIONS

Net investment income	$23,975,071	$8,116,146

Net increase in net assets resulting from operations	23,975,071	8,116,146

DIVIDENDS TO SHAREHOLDERS FROM

Net investment income	(23,975,071)	(8,116,146)

Total dividends	(23,975,071)	(8,116,146)

FROM CAPITAL SHARE TRANSACTIONS

Net capital share transactions (at $1.00 per share)—Note C	(49,051,561)	(179,691,327)

NET ASSETS

Beginning of year	1,427,543,077	1,607,234,404

End of year	$1,378,491,516	$1,427,543,077

See notes to financial statmements.

FINANCIAL HIGHLIGHTS

     The following table includes selected data for a share of capital stock outstanding throughout each year and other performance information derived from the financial statements. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The 2005, 2004, 2003 and 2002 information has been audited by Deloitte & Touche LLP. The 2001 information was audited by another independent registered public accounting firm, whose report expressed an unqualified opinion. It should be read in conjunction with the financial statements and notes thereto.

	For the year ended August 31

	2005		2004		2003		2002	2001

Net asset value, beginning of
year	$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.02	(a)	—	(a)*	0.01	(a)	0.05	0.05

Total from investment
operations	0.02		—	*	0.01		0.05	0.05

Less distributions:
From net investment income	(0.02)		—	*	(0.01)		(0.05)	(0.05)

Total distributions	(0.02)		—	*	(0.01)		(0.05)	(0.05)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total investment return	1.70%		0.53%		0.63%		1.44%	5.14%

SUPPLEMENTAL DATA

Net assets, end of year
(000’s omitted)	$1,378,492		$1,427,543		$1,607,234		$1,667,245	$1,930,645

RATIOS TO AVERAGE NET
ASSETS

Operating expense	0.79	%(b)	0.58	%(c)	0.69	%(d)	0.65%	0.44%

Net investment income	1.69	%(b)	0.53	%(c)	0.65	%(d)	1.53%	4.92%

(a)	Net of voluntary investment advisory fee waiver by the Adviser.

(b)
Net of voluntary investment advisory fee waiver by the Adviser. If the Fund had paid the full investment advisory fee, the ratios of expenses and net investment income to average net assets would have been unchanged at 0.79% and 1.69%, respectively, for the year ended August 31, 2005.

(c)
Net of voluntary investment advisory fee waiver by the Adviser. If the Fund had paid the full investment advisory fee, the ratios of expenses and net investment income to average net assets would have been 0.78% and 0.33%, respectively, for the year ended August 31, 2004.

(d)
Net of voluntary investment advisory fee waiver by the Adviser. If the Fund had paid the full investment advisory fee, the ratios of expenses and net investment income to average net assets would have been 0.77% and 0.57%, respectively, for the year ended August 31, 2003.

*	Amount less than $0.01

See notes to financial statmements.

HILLIARD-LYONS GOVERNMENT FUND, INC.
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2005

NOTE A—SIGNIFICANT ACCOUNTING POLICIES

Hilliard-Lyons Government Fund, Inc. (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Fund was incorporated in June 1980 under the laws of the state of Maryland. The primary investment objective of the Fund is to provide investors with liquidity and the highest possible level of current income consistent with the preservation of capital.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: The Fund employs the amortized cost method of security valuation for U.S. Government securities in accordance with Rule 2a-7 of the 1940 Act. Securities are valued at cost when purchased, and thereafter a constant proportionate amortization of any discount or premium, if any, is recorded until maturity of the security. The Board of Directors (the “Board”) monitors deviations between net asset value per share as determined by using available market quotations and the amortized cost method of security valuation. If the deviation in the aggregate is significant, the Board considers what action, if any, should be initiated to provide fair valuation.

Repurchase Agreements: Repurchase agreements are fully collateralized by U.S. Treasury and U.S. Government Agency obligations. It is the policy of the Fund to take possession of collateral. U.S. Treasury and U.S. Government Agency obligations pledged as collateral for repurchase agreements are held by the Fund’s custodian bank until maturity of the repurchase agreements. Provisions of the agreements provide that the market value of the collateral plus accrued interest on the collateral is greater than or equal to the repurchase price plus accrued interest at all times. In the event of default or bankruptcy by the other party to the agreements, the Fund maintains the right to sell the underlying securities at market value; however, realization and/or retention of the collateral may be subject to legal proceedings.

Federal Income Taxes: It is the policy of the Fund to continue to qualify under the Internal Revenue Code as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving the Fund of federal income tax liability.

Dividends to Shareholders: The net investment income of the Fund is determined on each business day and is declared as a dividend payable to shareholders of record daily and is paid monthly. The tax character of distributions paid during 2005 and 2004 was as follows:

	For the year ended August 31,

	2005	2004

Distributions paid from
ordinary income	$23,975,071	$8,116,146

Total Distribution	$23,975,071	$8,116,146

Investment Transactions: Investment transactions are accounted for on the date the securities are bought or sold. Income is accrued daily. Interest income and expenses are recorded on the accrual basis. Net realized gains and losses on sales of investments, if any, are determined on the basis of identified cost.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B—INVESTMENT ADVISORY FEES & OTHER TRANSACTIONS WITH AFFILIATES

On June 22, 2005, the Fund renewed its investment advisory agreement with J.J.B. Hilliard W.L. Lyons, Inc. (the “Adviser”). Under the investment advisory agreement, the Adviser supervises investment operations of the Fund and the composition of its portfolio, and furnishes advice and recommendations with respect to

HILLIARD-LYONS GOVERNMENT FUND, INC.
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2005

investments and the purchase and sale of securities in accordance with the Fund’s investment objectives, policies and restrictions; subject, however, to the general supervision and control of the Fund’s Board. For the services the Adviser renders, the Fund has agreed to pay the Adviser an annual advisory fee of 1/2 of 1% of the first $200 million of average daily net assets, 3/8 of 1% of the next $100 million of average daily net assets, and 1/4 of 1% of the average daily net assets in excess of $300 million. Such fee is accrued daily and paid monthly. The Adviser has agreed to reimburse the Fund if total operating expenses of the Fund, excluding taxes, interest and extraordinary expenses (as defined), exceed on an annual basis 1 1/2% of the first $30 million of average daily net assets and 1% of average daily net assets over $30 million. There was no reimbursement required for the year ended August 31, 2005. The Adviser voluntarily agreed to waive a portion of its advisory fee beginning April 1, 2003. The Adviser waived $3,097 for the period September 1, 2004 through August 31, 2005. The Adviser may discontinue or modify any such voluntary waiver at its discretion and such waiver ceased on September 7, 2004.

The Fund has entered into a separate shareholder and administration services agreement (the “Administration Agreement”) with the Adviser. Under the Administration Agreement, the Adviser provides certain shareholder and administrative functions for the Fund, including but not limited to: (i) preparing and mailing monthly statements to shareholders; (ii) forwarding shareholder communications from the Fund; (iii) responding to inquiries from shareholders concerning their investments in the Fund; (iv) maintaining account information relating to shareholders that invest in the Fund; and (v) processing purchase, exchange and redemption requests from shareholders and placing orders and appropriate documentation with the Fund or its service providers. For its services to the Fund under the Administration Agreement, the Adviser receives a monthly fee from the Fund at the annual rate of 0.25% of the Fund’s average daily net assets for shareholder services and 0.18% of the Fund’s average daily net assets for administration services.

No compensation is paid by the Fund to officers of the Fund and directors who are affiliated with the Adviser. The Fund pays each unaffiliated director an annual retainer of $10,000 and the audit committee chairman an annual retainer of $3,000, a fee of $2,000 for each board or committee meeting attended, and all expenses the directors incur in attending meetings. Total fees paid to directors for the year ended August 31, 2005 were $75,000. Transfer agent fees are paid to State Street Bank & Trust Co.

NOTE C—CAPITAL STOCK

At August 31, 2005, there were 2,500,000,000 shares of $.01 par value Common Stock authorized, and capital paid in aggregated $1,364,706,601. Each transaction in Fund shares was at the net asset value of $1.00 per share. The dollar amount represented is the same as the shares shown below for such transactions.

	For the year ended August 31,

	2005	2004

Shares sold	5,543,740,554	5,491,302,031
Shares issued to shareholders
in reinvestment of dividends	22,176,963	7,844,117
Less shares repurchased	(5,614,969,078)	(5,678,837,475)

Net decrease in
capital shares	(49,051,561)	(179,691,327)

NOTE D—INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties of the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Hilliard-Lyons Government Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Hilliard-Lyons Government Fund, Inc. (the “Fund”) as of August 31, 2005 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights of the Fund for the year ended August 31, 2001 was audited by other auditors whose report dated October 2, 2001 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2005, the results of its operations, the changes in its net assets, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania
September 30, 2005

PART C: OTHER INFORMATION

ITEM 23. EXHIBITS

     See “Exhibit Index.”

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.

ITEM 25. INDEMNIFICATION

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Pursuant to the Distribution Agreement, between the Fund and J.J.B. Hilliard, W.L. Lyons, Inc. (the “Distributor”), the Fund is required to indemnify and hold harmless the Distributor and each person, if any, who controls the Distributor against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any person acquiring any shares of the Fund, which may be based upon the Securities Act of 1933, or on any other statute or at common law, on the ground that the Fund's Registration Statement or related Prospectus and Statement of Additional Information, as from time to time amended and supplemented, or an annual or interim report to stockholders of the Fund, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Fund in connection therewith by or on behalf of the Distributor.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     J.J.B. Hilliard, W.L. Lyons, Inc., the Investment Adviser of the Registrant (“Hilliard-Lyons”), is an investment banking and securities brokerage firm headquartered in Louisville, Kentucky. For information concerning the business profession, vocation or employment of a substantial nature of the directors and officers of J.J.B. Hilliard, W.L. Lyons, reference is made to Form ADV filed by it under the Investment Advisers Act of 1940.

Name and Address of Company
Name and Title of Officers of J.J.B.	with which officer or Director
Hilliard, W.L. Lyons, Inc.	is connected	Capacity

James R. Allen	None
Chairman and Chief Executive Officer

James M. Rogers	None
Executive Vice President,
Chief Operating Officer and Director

Paul J. Moretti	None
Executive Vice President and Chief
Financial Officer

William S. Demchak, Director	BlackRock, Inc.	Director
Vice Chairman and Chief Financial	40 East 52nd Street
Officer - PNC Financial Services	New York, NY 10022
Group, Inc.

Joseph C. Guyaux, Director	Duquesne Light Holdings, Inc.	Director
President - PNC Financial Services	411 Seventh Avenue
Group, Inc.	Pittsburg, Pennsylvania 15219

Joan L. Gulley, Director	None
Chief Executive Officer -
PNC Advisors

John R. Bugh,	None
Executive Vice President and
Director of Financial Services

Carmella R. Miller	None
Executive Vice President,
Chief Administrative Officer
and Director

ITEM 27. PRINCIPAL UNDERWRITERS

     (a)   J.J.B. Hilliard, W.L. Lyons Inc. is Registrant's principal underwriter. J.J.B. Hilliard, W.L. Lyons Inc. currently serves as distributor and principal underwriter of the Senbanc Fund, an open-end, non-diversified mutual fund.

     (b)   Set forth below is certain information pertaining to the directors and officers (at the Executive Vice President level and above) of J.J.B. Hilliard, W.L. Lyons Inc., the Registrant's principal underwriter:

	POSITIONS AND	POSITIONS AND
NAME AND PRINCIPAL	OFFICES WITH	OFFICES WITH
BUSINESS ADDRESS	UNDERWRITER	FUND

James M. Rogers	Executive Vice President,	None
Hilliard Lyons Center	Chief Operating Officer
Louisville, KY 40202	and Director

James R. Allen	Chief Executive Officer and	None
Hilliard Lyons Center	Chairman
Louisville, KY 40202

Paul J. Moretti	Executive Vice President	None
Hilliard Lyons Center	and Chief Financial
Louisville, KY 40202	Officer

William S. Demchak	Director	None
One PNC Plaza
Pittsburgh, PA 15222

Joan L. Gulley	Director	None
One PNC Plaza
Pittsburgh, PA 15222

Joseph C. Guyaux	Director	None
One PNC Plaza
Pittsburgh, PA 15222

John R. Bugh	Executive Vice President and	None
Hilliard Lyons Center	Director of Financial
Louisville, KY 40202	Services

Carmella R. Miller	Executive Vice President,	None
Hilliard Lyons Center	Chief Administrative Officer
Louisville, KY 40202	and Director

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are in the possession of State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02105 and J.J.B. Hilliard, W.L. Lyons, Inc., Hilliard Lyons Center, Louisville, Kentucky 40202.

ITEM 29. MANAGEMENT SERVICES

     Registrant is not a party to any management related service contract not discussed in Parts A or B of this Form.

ITEM 30. UNDERTAKINGS

     Not Applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Hilliard-Lyons Government Fund, Inc., certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Louisville and the Commonwealth of Kentucky on the 29th day of December 2005.

HILLIARD-LYONS GOVERNMENT FUND, INC.

/s/ Joseph C. Curry, Jr.,

By:	Joseph C. Curry, Jr.,
President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated:

	Signature	Title	Date

		President (Principal	December 29, 2005
	/s/ Joseph C. Curry, Jr.	Executive Officer)

Joseph C. Curry, Jr.

		Vice President and	December 29, 2005
Treasurer (Principal
	/s/ Dianna P. Wengler	Financial Officer)

Dianna P. Wengler

	/s/ J. Robert Shine	Director*	December 29, 2005

J. Robert Shine

	/s/ Samuel G. Miller	Director*	December 29, 2005

Samuel G. Miller

	/s/ Lindy B. Street	Director*	December 29, 2005

Lindy B. Street

	/s/ William A. Blodgett, Jr.	Director*	December 29, 2005

William A. Blodgett, Jr.

	/s/ Gregory A. Wells	Director*	December 29, 2005

Gregory A. Wells

* By:	/s/ Joseph C. Curry, Jr.		December 29, 2005

Joseph C. Curry, Jr.
Attorney-in-Fact

HILLIARD-LYONS GOVERNMENT FUND, INC.

EXHIBIT INDEX

Exhibit
No.		Description

(a) (1)		Restated Articles of Incorporation of Registrant(1)
(2)		Articles Supplementary to Articles of Incorporation(2)
(3)		Articles Supplementary to Articles of Incorporation (1)
(4)		Articles Supplementary to Articles of Incorporation (4)
(5)		Articles Supplementary to Articles of Incorporation (3)
(b)*		Amended By-Laws of Registrant
(c)		Not applicable
(d)		Form of Investment Advisory Agreement between Registrant and J.J.B. Hilliard, W.L. Lyons, Inc.(1)
(e)		Form of Distribution Agreement between Registrant and J.J.B. Hilliard, W.L. Lyons, Inc.(4)
(f)		Not applicable
(g)		Form of Custodian Agreement between Registrant and State Street Bank and Trust Company(1)
(h) (1)		Form of Transfer Agency Agreement between Registrant and State Street Bank and Trust Company(1)
(2)	*	Omnibus Account Agreement between Registrant and J.J.B. Hilliard, W.L. Lyons, Inc.
(i)		Opinion and Consent of Greenebaum Doll & McDonald (5)
(j)*		Consent of Deloitte & Touche LLP, independent registered public accounting firm
(k)		Not applicable
(l)		Not applicable
(m)		Not applicable
(n)		Not applicable
(o)		Reserved
(p)		Code of Ethics(4)

____________
*Filed Herewith

(1)	Incorporated by reference to Registrant’s Post Effective Amendment No. 20 to the Registration Statement on Form N-1A filed November 30, 1998.
(2)	Incorporated by reference to Registrant’s Post Effective Amendment No. 18 to the Registration Statement on Form N-1A filed December 20, 1996.
(3)	Incorporated by reference to Registrant’s Post Effective Amendment No. 23 to the Registration Statement on Form N-1A filed December 27, 2001.
(4)	Incorporated by reference to Registrant’s Post Effective Amendment No. 22 to the Registration Statement on Form N-1A filed December 1, 2000.
(5)	Incorporated by reference to Registrant’s Post Effective Amendment No. 17 to the Registration Statement on Form N-1A filed December 21, 1995.